Exhibit 99.1
RailAmerica, Inc. J.P. Morgan Aviation, Transportation & Defense Conference John Giles, President & CEO March 10, 2010

2 Certain items in this presentation and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to future events and financial performance. Words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "may," "will," "would," "could," "should," "seeks," "estimates" and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements. RailAmerica, Inc. can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this presentation. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from RailAmerica, Inc.'s expectations include, but are not limited to, prolonged capital markets disruption and volatility, general economic conditions and business conditions, our relationships with Class I railroads and other connecting carriers, our ability to obtain railcars and locomotives from other providers on which we are currently dependent, legislative and regulatory developments including rulings by the Surface Transportation Board or the Railroad Retirement Board, strikes or work stoppages by our employees, our transportation of hazardous materials by rail, rising fuel costs, acquisition risks, competitive pressures within the industry, risks related to the geographic markets in which we operate; and other risks detailed in RailAmerica, Inc.'s filings with the Securities and Exchange Commission, including our prospectus filed with the Commission on October 13, 2009. In addition, new risks and uncertainties emerge from time to time, and it is not possible for RailAmerica, Inc. to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this presentation. RailAmerica, Inc. expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. Forward-Looking Statements

3 Notes on Presentation of Information In December 2009 the Company received C$73 million gross proceeds upon the termination of the Ottawa Valley Railway (OVR) lease Reported results reflect the OVR as a discontinued operation Information in this presentation, unless otherwise noted, excludes the OVR Due to the acquisition by Fortress, reported financials are predecessor (pre-acquisition) and successor (post-acquisition) 2006 and 1/1/07 to 2/14/07 are predecessor periods 2/15/07 to 12/31/07 and thereafter are successor periods For comparability purposes, annual 2007 information adds predecessor and successor periods together, which for reported financial information is a non-GAAP measure See page 20 for a reconciliation of these non-GAAP measures

4 Leading owner and operator of short line and regional freight railroads in North America 40 railroads1 with ~7,400 track miles Railroads range from 4 to 625 track miles in size Overview of RailAmerica Commodity Diversification 2009 Freight Revenue by Commodity ______________________ Note: (1) 39 railroads in continuing operation. The Ottawa Valley Railway (OVR) is a discontinued operation, but the Company is operating a portion of the railway until dates in 2010 to be determined by CP. Geographical Diversification 40 Railroads1 in 27 U.S. States and 3 Canadian Provinces Agricultural Products (17%) Chemicals (14%) Coal (11%) Non-Metallic Minerals & Products (9%) Pulp, Paper & Allied Products (9%) Forest Products (8%) Food or Kindred Products (7%) Metallic Ores & Metals (7%) Waste & Scrap Materials (6%) Petroleum (6%) Other (4%) Motor Vehicles (2%)

5 Critical Service for Major Industrial Companies Essential link between customers and North America's Class I railroads ~90% of business interchanges with Class I carriers In most cases, RailAmerica is the only provider of rail service at a customer location ~56% of freight revenue is generated under contracts Freight Revenue by Contract Type (% of Total Freight Revenue) Contracts with Class I's (~25yr Contracts) Contracts with Customers + Shippers (~1-3yr Contracts) Published Rate (No Contract) 0.45 0.11 0.44 New England Central Railroad Link Between Customers and Class I Railroads NECR Line Class I railroad VT NH CT MA RI Customer (Biomass utility) Customer (Propane distributor) Customer (Road salt distributor) Customer (Lumber wholesaler) Customer (Paper distributor) Customer (Copper processor) Customer (Fiberboard mill) CSX line CN line NY Customer (Dairy feed distributor) Contracts with Class I's (~25yr Contracts) ~ 45% Contracts with Customers + Shippers (~1-3yr Contracts) ~11% Published Rate (No Contract) ~44%

6 RailAmerica Investment Highlights Profitable Operations Attractive Fundamentals Well Positioned to Grow Highly Experienced Management Achieved significant Adjusted EBITDA growth Attractive margins with minimal cash taxes & predictable capex Significant operating leverage as volumes recover Established, long-term customer base Significant diversity by customer, product and geography Integrated with customer facilities and distribution channels Future growth ^ organic, potential acquisitions, deleveraging Large market opportunity to increase scale through acquisitions Strong capital structure to pursue future growth; year-end 2009 cash of $190 million 26 years of industry experience on average Proven ability to improve results and increase margins

7 Industry - Critical Infrastructure Assets Largest mode of freight transportation in North America (~43% of total revenue ton- miles) 7 Class I railroads; ~550 short line and regional railroads Valuable Infrastructure Assets Irreplaceable infrastructure with limited supply Prohibitively expensive to build new railroads ($1-2mm / mile + land) Positive Industry Trends Increasing share of freight transportation since 1980 Strong customer and legislative support for short lines Reduce trucks on highways (4x more fuel efficient than trucks) Increasing focus and spending on transportation infrastructure Multiple Drivers of Long-Term Growth Pricing Rail-related ancillary services Continued productivity improvements

8 Financial & Operating Improvement 8 ______________________ Note: (1) See pages 18 to 19 for a reconciliation to GAAP. (2) Including fuel surcharge and foreign exchange impact (3) 2007 is for the combined period (predecessor plus successor). Successor (2/15/07 to 12/31/07) net cash provided by operating activities was $67.931 million and predecessor (1/1/07 to 2/14/07) net cash used in operating activities was $1.763 million. (4) See page 20 for a reconciliation to GAAP (successor and predecessor periods) Adjusted EBITDA1 up 61% 2006 to 2009: Organic Growth

9 Drivers of Improvement - Structural Changes Northeast Region Southeast Region Central Region Midwest Region Western Region Senior Management Reorganized entire structure Established regions, removed layers Redefined roles of regional VP's and railroad GM's Centralized strategic functions, corporate services Company now organized as 401 autonomous railroads with regional & corporate oversight Senior management ? pricing, purchasing, capital spending, strategic relations, finance 5 Regional VP's ? regional oversight, operations, safety, efficiency Railroad GM's ? safety, day-to-day operations, railroad P&L TNER MSR GR 1 ______________________ Note: (1) 39 railroads in continuing operation. The Ottawa Valley Railway is a discontinued operation, but the Company is operating a portion of the railway until dates in 2010 to be determined by CP.

10 Drivers of Improvement - Revenue Centralized pricing and implemented best practices Rates being brought to market levels Contracts continuously reviewed 10 Change in Average Freight Revenue / Carload (1) (Versus Prior Year) ______________________ Note: (1) Excludes fuel surcharge and foreign exchange effects. (2) See page 20 for a reconciliation to GAAP. High margins with limited capital investment Growth driven by: Car storage Real estate lease income Railcar switching Non-Freight Revenue Growth ($ in millions) Pricing Non-Freight Revenue (2)

Drivers of Improvement – Reduced Expenses



Safety

- Continuously improving safety performance

Labor

- Flexible work rules & scalable workforce provide a significant cost advantage
- Headcount down 7% from year end 2008 to 2009

Fuel

- ~75% of fuel price increases offset by fuel surcharges
- Greater management focus has led to better fuel efficiency

RailAmerica FRA Reportable Injuries & Train Accidents FY(1)



32
48
25
42
20
30
2007
2008
2009
Reportable Injuries
Reportable Train Accidents

Improved Fuel Efficiency (2)

(Gallons per carload)



23.4
22.2
21.3
2007
2008
2009

Notes: (1) Includes Canadian railroads. Excludes OVR
(2) Excludes MNAR bridge traffic.

11

2009 Results 12 Strategic Focus Accomplishments Organic Growth Balance Sheet Strength External Growth Grew Adjusted EBITDA(1) 3% to $135.1 million (net cash provided by operating activities of $9.5 million) while carloads declined 18% Strengthened capabilities of management team Improved safety performance Reduced expenses; operating ratio improved to 80.3% Non-freight revenue up 9% to $72.7 million Long term capital structure in place; year-end cash $190 million Senior notes offering and IPO Paid down $74 million in notes Discontinued Ottawa Valley Railway operation Well positioned to act on opportunities Acquisitions Industrial development ______________________ Note: (1) See pages 18 to 19 for a reconciliation to GAAP.

Acquisitions

- Large market opportunity

550+ Short Lines	+	Limited Buyers with Capital	=	Attractive Opportunities
■ Broad seller universe – Short line owners – Class I's (branch lines) – Industrial companies – Ports & municipalities		■ RailAmerica well capitalized post IPO & OVR transaction		■ Dedicated acquisition team in place ■ Scalable platform ■ Best-in-class management

- RailAmerica has a platform in place to pursue its acquisition strategy

Identify → Diligence → Execute → Integrate

13

Strategic Vision 14 Strategic Focus 2010 Priorities Organic Growth External Growth Balance Sheet Strength Top line growth Pricing excellence Non-freight revenue Capitalize on improving economy New customers / products Operating efficiency Match to business levels Excel at the basics Pursue acquisitions in disciplined manner Industrial development Deleverage

15 Appendix

16 Predictable Capital Expenditures ______________________ Note: (1) See page 20 for a reconciliation to GAAP.

Capitalization 17 Capitalization

18 Adjusted EBITDA Reconciliation to GAAP 18

19 Adjusted EBITDA Reconciliation to GAAP (Continued) 19 ($ in thousands)

20 2007 Predecessor & Successor Reconciliation to GAAP ______________________ Note: (1) See pages 18 to 19 for a reconciliation to GAAP.